Exhibit 10.5

ADMINISTRATION AGREEMENT

among

FIFTH THIRD AUTO TRUST 2017-1,

as Issuer

FIFTH THIRD BANK,

as Administrator

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of September 20, 2017

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This ADMINISTRATION AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), dated as of September 20, 2017, is among FIFTH THIRD AUTO TRUST 2017-1, a Delaware statutory trust (the “Issuer”), FIFTH THIRD BANK, an Ohio banking corporation, as administrator (the “Bank” or in its capacity as administrator, the “Administrator”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Sale Agreement”), by and between Fifth Third Holdings Funding, LLC (the “Seller”), as seller, and the Issuer, which contains rules as to usage that are applicable herein.

W I T N E S S E T H :

WHEREAS, the Seller, The Bank of New York Mellon, acting thereunder not in its individual capacity, but solely as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, acting thereunder not in its individual capacity, but solely as Delaware trustee (the “Delaware Trustee”) have entered into the Amended and Restated Trust Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Trust Agreement”);

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificate pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including, (i) the Sale Agreement, (ii) the Indenture, (iii) the Note Depository Agreement, (iv) the Servicing Agreement, and (v) the Asset Representations Review Agreement (the Trust Agreement, along with each of the agreements referred to in clauses (i) through (v) are referred to herein collectively as the “Issuer Documents”);

WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents, the Issuer is required to perform certain duties;

WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer, and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request;

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.         Duties of the Administrator.

(a)         Duties with Respect to the Issuer Documents.   The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and administer and perform the duties and obligations of the Issuer under the Issuer Documents; provided, however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding the Issuer’s duties and obligations under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Issuer when action is necessary to comply with the Issuer’s duties and obligations under the Issuer Documents. Other than such items to be performed by the Owner Trustee pursuant to Sections 5.3 and 5.4 of the Trust Agreement and by the Paying Agent pursuant to Section 6.6(a) and (b) of the Indenture, the Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, execute, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Issuer Documents, and shall prepare, execute, file and deliver on behalf of the Issuer or the Owner Trustee all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, execute, file or deliver pursuant to the Issuer Documents or otherwise by law.

(b)         Notices to Rating Agencies.   The Administrator, on behalf of the Issuer, shall give notice to each Rating Agency (which notice shall be given promptly upon the Administrator being notified thereof by the Depositor, the Owner Trustee, the Indenture Trustee or the Servicer) of: (i) any material breach of the perfection representations, warranties and covenants contained in Schedule II of the Sale Agreement and Schedule I of the Indenture; (ii) the termination of, and/or appointment of a successor to, the Servicer pursuant to Sections 6.1 of the Servicing Agreement; (iii) any waiver of a Servicer Replacement Event pursuant to Section 6.1(b) of the Servicing Agreement; (iv) any Officer’s Certificate of the Issuer delivered pursuant to Section 3.9 of the Indenture; (v) any Officer’s Certificate delivered pursuant to Section 3.12 of the Indenture with respect to any Event of Default under the Indenture; (vi) any notice of Default pursuant to Section 6.5 of the Indenture; (vii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (viii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (ix) any supplemental indenture pursuant to Sections 9.1 or 9.2 of the Indenture; (x) any notice of merger, consolidation or succession of the Servicer pursuant to Section 5.3 of the Servicing Agreement; (xi) any amendment pursuant to Section 13 of this Agreement; and (xii) any merger or consolidation of the Seller pursuant to Section 3.3 of the Sale Agreement.

(c)         Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer in accordance with Section 9.2 of the Trust Agreement.

(d)         No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action

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that the Issuer directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents.

(e)           Non-Ministerial Matters; Exceptions to Administrator Duties.

(i)        Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)        the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B)        the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

(C)        the removal of the Indenture Trustee.

(ii)        Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents or (y) except as provided in the Transaction Documents, sell the Trust Estate.

2.         Records.   The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Seller and the Indenture Trustee at any time during normal business hours.

3.         Compensation; Payment of Fees and Expenses.   As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive $12,000 annually which shall be solely an obligation of the Servicer. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

4.         Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

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5.         No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator or the Issuer or (iii) shall be deemed to confer on the Administrator or the Issuer any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6.         Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee, the Delaware Trustee or the Indenture Trustee.

7.         Representations and Warranties of the Administrator.   The Administrator represents and warrants to the Issuer, the Owner Trustee and the Indenture Trustee as follows:

(a)         Existence and Power. The Administrator is a banking corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, all power and authority to carry on its business as now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Collateral.

(b)         Authorization and No Contravention.   The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than, in the case of clauses (A), (B) and (C), violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c)         No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

(d)         Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator

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enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of banking corporations from time to time in effect or by general principles of equity.

8.         Administrator Replacement Events; Termination of the Administrator.

(a)        Subject to clause (d) below, the Administrator may resign from its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b)        Subject to clauses (d) and (e) below, the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice; provided, that, for so long as any Notes are Outstanding, the Rating Agency Condition shall have been satisfied in connection therewith.

(c)        The occurrence of any one of the following events (each, an “Administrator Replacement Event”) shall also entitle the Issuer, subject to Section 22 hereof, to terminate and replace the Administrator:

(i)         any failure by the Administrator to deliver or cause to be delivered to the Indenture Trustee or the Owner Trustee for deposit into the Collection Account any payment required to be so delivered by the Administrator under the terms of this Agreement, which failure continues unremedied for five (5) Business Days after discovery thereof by a Responsible Officer of the Administrator or receipt by a Responsible Officer of the Administrator of written notice thereof from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee receives written notice or has actual knowledge) or Noteholders evidencing at least a majority of the Outstanding Note Balance (or, if no Notes are Outstanding, from the Majority Certificateholders);

(ii)         any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer, the Noteholders or the Certificateholders, and which continues unremedied for ninety (90) days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee receives written notice or has actual knowledge) or Noteholders evidencing at least a majority of the Outstanding Note Balance (or, if no Notes are Outstanding, by the Majority Certificateholders);

(iii)         any representation or warranty of the Administrator made in this Agreement or any certificate delivered by the Administrator pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer, the Noteholders or the Certificateholders, and which failure continues unremedied for

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ninety (90) days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee receives written notice or has actual knowledge) or Noteholders evidencing at least a majority of the Outstanding Note Balance (or, if no Notes are Outstanding, by the Majority Certificateholders);

(iv)         the Administrator suffers a Bankruptcy Event;

provided, further, that (A) if any delay or failure of performance referred to in clause (i) above shall have been caused by force majeure or other similar occurrence, the five (5) Business Day grace period referred to in such clause (i) shall be extended for an additional sixty (60) calendar days and (B) if any delay or failure of performance referred to in clause (b) above shall have been caused by force majeure or other similar occurrence, the ninety (90) day grace period referred to in such clause (ii) or clause (iii) shall be extended for an additional sixty (60) calendar days. The existence or occurrence of any “material instance of noncompliance” (within the meaning of Item 1122 of Regulation AB) shall not create any presumption that any event in clauses (i), (ii) or (iii) above has occurred.

(d)         If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 22 hereof, by notice given to the Administrator, the Delaware Trustee and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 22 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination or upon a resignation of the Administrator in accordance with Section 8(a) hereof, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 22 hereof, pursuant to a management or administration agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator. No resignation or removal of the Administrator shall be effective until a successor Administrator shall have been appointed by the Issuer.

(e)         The Issuer, subject to Section 22 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to

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exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

9.         Action upon Termination or Removal.   Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal or resignation of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by the Servicer all fees and reimbursable expenses accruing to it to the date of such termination or removal.

10.         Liens.   The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

11.         Notices.   All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or email (if an applicable facsimile number or email address is provided on Schedule I to the Sale Agreement), and addressed in each case as specified on Schedule I to the Sale Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

12.         Compliance with the FDIC Rule.   The Administrator (i) shall perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) shall facilitate compliance with Article XII of the Indenture by the Fifth Third Parties.

13.         Amendments.

(a)        Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Delaware Trustee, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)         the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)         the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)         This Agreement may also be amended from time to time by the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Note Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. It will not be necessary for the Noteholders or Certificateholders to

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approve the particular form of any proposed amendment or consent, but it will be sufficient if the Noteholders and Certificateholders approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c)         Prior to the execution of any amendment pursuant to this Section 13, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency, the Delaware Trustee and the Owner Trustee; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Delaware Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 13 shall be effective which materially and adversely affects the rights, protections or duties of the Delaware Trustee, the Indenture Trustee or the Owner Trustee without the prior written consent of such Person.

(d)         Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Delaware Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Depositor or the Administrator that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which materially and adversely affects the Indenture Trustee’s or the Owner Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement, the Transaction Documents or otherwise.

(e)         Notwithstanding subsections (a) or (b) of this Section 13, this Agreement may only be amended by the Administrator if (i) the Majority Certificateholders consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Delaware Trustee, the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders. It will not be necessary for the Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if the Certificateholders approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Certificateholders will be subject to such reasonable requirements as the Owner Trustee may prescribe.

14.         Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE

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RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)         Each of the parties hereto hereby irrevocably and unconditionally:

(i)         submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)         consents that any such Proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)         agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv)         agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)         to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

15.         Headings.   The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

16.         Counterparts.   This Agreement may be executed in any number of counterparts (including by way of electronic or facsimile transmission), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

17.         Entire Agreement.   The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject

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matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

18.         Severability of Provisions.   If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

19.         Not Applicable to the Bank in Other Capacities.

(a)         Nothing in this Agreement shall affect any obligation the Bank may have in any other capacity.

(b)         Any entity (i) into which the Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger sale, transfer, conversion or consolidation to which the Administrator shall be a party, or any entity succeeding to the business of the Administrator or (ii) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Fifth Third Bancorp and which executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, shall be the successor to the Administrator under this Agreement, in each case, without the execution or filing of any paper of any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

20.         Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Delaware Trustee, the Owner Trustee, any separate trustee or co-trustee appointed under Section 6.10 of the Indenture, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, the Owner Trustee and the Delaware Trustee are each third party beneficiaries of this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if there were parties hereto.

21.         Delegation of Duties.   The Administrator may, at any time without notice or consent, delegate (a) any or all of its duties under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors or other professional services firms (including accountants, outside legal counsel or similar concerns) who are in the business of performing such duties; provided, that no such delegation shall relieve the Administrator of its responsibility with respect to such duties and the Administrator shall remain obligated hereunder as if the Administrator alone were performing such duties.

22.         Assignment.   The Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement in the event the Issuer shall fail to exercise the same.

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23.         Nonpetition Covenant.   Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence or join with any other Person in commencing any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

24.         Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York Mellon (“BNYM”), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee and the Issuer is made and intended not as personal representations, undertakings and agreements by BNYM but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on BNYM, individually or personally, to perform any covenant either expressed or implied contained herein of the Owner Trustee or the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNYM has made no investigation as to the accuracy or completeness of any representations and warranties made by the Owner Trustee or the Issuer in this Agreement and (e) under no circumstances shall BNYM be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee or the Issuer under this Agreement or any other related documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

25.         Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in

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or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision herein.

26.         USA PATRIOT Act and other Applicable Law.  In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”, for example section 326 of the USA PATRIOT Act of the United States), the Indenture Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FIFTH THIRD AUTO TRUST 2017-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Owner Trustee

By: /s/ Esther Antoine
Name: Esther Antoine
Title: Vice President

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FIFTH THIRD BANK, as Administrator

By: /s/ Nathan Steuber
Name: Nathan Steuber
Title: Vice President

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WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By: /s/ Adam B. Scozzafava
Name: Adam B. Scozzafava
Title: Vice President

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Joinder of Servicer:

Fifth Third Bank, as Servicer, joins in this Agreement solely for purposes of Section 3.

FIFTH THIRD BANK, as Servicer

By: /s/ Nathan Steuber
Name: Nathan Steuber
Title: Vice President

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